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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A
                                 AMENDMENT NO. 1


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): March 2, 1999



                               APACHE CORPORATION
               (Exact name of registrant as specified in Charter)


           DELAWARE                   1-4300                 41-0747868
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
      of Incorporation)             File Number)        Identification Number)


                             2000 POST OAK BOULEVARD
                                    SUITE 100
                            HOUSTON, TEXAS 77056-4400
                    (Address of Principal Executive Offices)


       Registrant's telephone number, including area code: (713) 296-6000

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ITEM 5.     OTHER EVENTS

         Exhibits are filed herewith in connection with the Registration Statement (the "Registration Statement") on Form S-3 (Registration Nos. 333-39973 and 333-39973-01) filed on November 12, 1997 by Apache Corporation ("Apache") and its indirect wholly-owned subsidiary, Apache Finance Pty Ltd ("Apache Finance"), with the Securities and Exchange Commission ("SEC") under the Securities Act of 1933, as amended (the "Act"). The Registration Statement, amended by Apache and Apache Finance on November 21, 1997 and declared effective by the SEC on November 24, 1997, covers debt securities of Apache Finance, guaranteed by Apache, for delayed or continuous offering pursuant to Rule 415 under the Act for an aggregate initial offering price not to exceed $300 million. Reference is made to the Registration Statement for further information concerning the terms of such debt securities and the offering thereof. The debt securities are issuable under an indenture, dated December 9, 1997 (the "Indenture"), between Apache Finance as Issuer, Apache as Guarantor, and The Chase Manhattan Bank as Trustee. The Indenture is listed under Item 7 as Exhibit
4.1 and is incorporated herein by reference.

         Pursuant to a Terms Agreement dated March 2, 1999 and the Underwriting Agreement Basic Terms incorporated by reference therein (collectively, the "Underwriting Agreement"), by and among Apache Finance, Apache, and Salomon Smith Barney, Chase Securities Inc. and Goldman, Sachs & Co. (the "Underwriters"), Apache Finance issued to the Underwriters, for offering to the public, U.S. $100,000,000 principal amount of 7% global notes due 2009 (the "Notes") under the Indenture. As a result of the issuance of the debt securities in the form of a global note, rights under the global note will be able to be created for the holders of the securities. The form of Underwriting Agreement and of the 7% Notes due 2009 are listed under Item 7 as Exhibits 1.1 and 4.2, respectively, and are incorporated herein by reference.

         Apache's press release relating to the Notes is listed under Item 7 as
Exhibit 99.2 and is incorporated herein by reference.



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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(c)      EXHIBITS.


EXHIBIT NO.         DESCRIPTION

1.1* Form of Underwriting Agreement, dated March 2, 1999, among Apache Finance Pty Ltd, Apache Corporation and the Underwriters.

4.1 Indenture, dated December 9, 1997, among Apache Finance Pty Ltd, Apache Corporation and The Chase Manhattan Bank, Trustee, governing the Debt Securities (and the Guarantees)
                    - incorporated by reference to Exhibit 4.1 to Amendment No. 1 on Form 8-K/A to Apache Corporation's Current Report on Form 8-K, dated December 5, 1997, SEC File No. 1-4300.

4.2*                Form of 7% Notes due 2009.

99.1 Statement of Computation of Ratios of Earnings to Fixed Charges - incorporated by reference to Exhibit 99.1 to Apache Corporation's Current Report on Form 8-K, dated March 2, 1999, SEC File No. 1-4300.

99.2* Press Release, dated March 3, 1999, "Apache Issues US$100 Million of 10-Year Notes at 7 Percent".



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*      filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          APACHE CORPORATION


Date:  March 5, 1999                      /s/ Z. S. Kobiashvili
                                          --------------------------------------
                                          Z. S. Kobiashvili
                                          Vice President and General Counsel






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                                  EXHIBIT INDEX

EXHIBIT NO.         DESCRIPTION
-----------         -----------
1.1*                Form of Underwriting Agreement, dated March 2, 1999, among
                    Apache Finance Pty Ltd, Apache Corporation and the
                    Underwriters.

4.1                 Indenture, dated December 9, 1997, among Apache Finance Pty
                    Ltd, Apache Corporation and The Chase Manhattan Bank,
                    Trustee, governing the Debt Securities (and the Guarantees)- incorporated by reference to Exhibit 4.1 to Amendment No. 1 on Form 8-K/A to Apache Corporation's Current Report on Form
                    8-K, dated December 5, 1997, SEC File No. 1-4300.

4.2*                Form of 7% Notes due 2009.

99.1                Statement of Computation of Ratios of Earnings to Fixed
                    Charges - incorporated by reference to Exhibit 99.1 to Apache Corporation's Current Report on Form 8-K, dated March
                    2, 1999, SEC File No. 1-4300.

99.2*               Press Release, dated March 3, 1999, "Apache Issues US$100
                    Million of 10-Year Notes at 7 Percent".


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*      filed herewith